Exhibit 10.1
                              SANDERSON FARMS, INC.

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank
Chicago, Illinois

SunTrust Bank
Atlanta, Georgia

AmSouth Bank,
Jackson, Mississippi

Trustmark National Bank
Jackson, Mississippi

Ladies and Gentlemen:

     Reference is hereby made to that certain Credit Agreement dated as of July 31, 1996, as amended (the "Credit Agreement") among the undersigned, Sanderson Farms, Inc., a Mississippi corporation (the "Company"), you (the "Banks") and Harris Trust and Savings Bank, as agent for the Banks (the "Agent"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

     The Credit Agreement provides for a $90,000,000 Revolving Credit to be made available to the Company. The Company now applies to the Banks to amend the Credit Agreement to increase the amount of the Revolving Credit to $100,000,000, extend the Termination Date thereof from July 31, 2004 to July 31, 2005, and amend certain covenants contained in the Credit Agreement, all in the manner and on the terms and conditions set forth herein.

     1. AMENDMENTS.

     Upon satisfaction of all of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended as follows:

     1.1. The date "July 31, 2004" appearing in the last sentence of Section 1.1(a) of the Credit Agreement shall be replaced with the date "July 31, 2005", and the Revolving Credit Termination Date under the Credit Agreement shall be July 31, 2005.

     1.2. Section 1.1(c) of the Credit Agreement shall be amended to read as follows:

          "(c) The respective maximum aggregate principal amounts of the Revolving Credit at any one time outstanding and the percentage of the Revolving Credit available at any time which each Bank by its acceptance hereof severally agrees to make available to the Company are as follows (collectively, the "Revolving Credit Commitments" and individually, a "Revolving Credit Commitment"):

    Harris Trust and Savings Bank        $33,215,556.51        33.215556%

    SunTrust Bank                        $30,368,509.23        30.368509%

    Trustmark National Bank              $22,082,285.12        22.082285%

    AmSouth Bank                         $14,333,649.14        14.333649%

             Total                       $100,000,000          100%"

     1.3. Section 7.9(b) of the Credit Agreement shall be amended to read as follows:

          "(b) during each fiscal quarter of each fiscal year of the Company thereafter, an amount equal to the sum of the minimum amount required to be maintained on the last day of the preceding fiscal year of the Company plus the Net Proceeds of Stock issued in the last quarter of the preceding fiscal year and any preceding quarter or quarters of the then current fiscal year plus 60% of an amount (but not less than zero) equal to (i) the Company's Consolidated Net Income, if any, through the immediately preceding fiscal quarter end of such fiscal year minus (ii) the lesser of (x) $1,500,000 for each completed fiscal quarter in such fiscal year and (y) the aggregate amount of all dividends actually paid during such fiscal year through the last day of such fiscal quarter rounded to the next highest $100,000."

     1.4. Section 7.11 of the Credit Agreement shall be amended to read as follows:

          "Section 7.11. Consolidated Current Ratio. The Company shall maintain at all times a Consolidated Current Ratio of not less than 2.00 to 1."

     2. CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     2.1. The Company and each of the Banks shall have executed this Amendment.

     2.2.  Each  Guarantor   Subsidiary  shall  have  executed  the  Guarantors'
Acknowledgment attached hereto.

     2.3. The Company shall have executed and delivered to AmSouth Bank and Trustmark National Bank a Revolving Credit Note in the form attached to this Amendment as Exhibit B payable to the order of such Bank in the principal amount of such Bank's Revolving Credit Commitment after giving effect to this Amendment.

     2.4. The Agent shall have received the favorable written opinion of counsel for the Company in the form of Exhibit A attached hereto.

     2.5. The Agent shall have received a Certificate of the Treasurer of the Company and each of the Guarantor Subsidiaries with respect to (a) resolutions of their respective Board of Directors authorizing the transactions contemplated hereby, and (b) incumbency and signature of the President, Treasurer and Secretary of the Company and each Guarantor Subsidiary.

     2.6. Th Agent shall have received for the ratable account of the Banks a non-refundable amendment fee in the amount of $53,185.98.

     3. REPRESENTATIONS AND WARRANTIES.

     3.1. Each of the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct.

     3.2. The Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder or shall result after giving effect to this Amendment.

     4. MISCELLANEOUS.

     4.1. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Revolving Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Revolving Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     4.2. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

     4.3. The Company hereby  requests that Harris extend the Stated  Expiration
Date of its Letter of Credit Number SPL 34947 dated November 16, 1995 which Harris has issued for the Company's account to First Trust National Association, as trustee (the "Trustee") under the Indenture of Trust dated as of November 1, 1995 between Robertson County Industrial Development Corporation and the Trustee to July 31, 2004. The Banks hereby consent and agree to such extension.

         Upon acceptance hereof by the Agent and the Banks in the manner hereinafter set forth, this Amendment shall be a contract between us for the purposes hereinabove set forth.

         Dated as of July 29, 2002.


                                            SANDERSON FARMS, INC.



                                            By  /s/D. Michael Cockrell
                                               Its Treasurer & CFO

         Accepted and agreed to as of the day and year last above written.


                                            HARRIS TRUST AND SAVINGS BANK
                                               individually and as Agent


                                            By  /s/Curt Flammini
                                               Its Vice President

                                            SUNTRUST BANK


                                            By  /s/James V. Kenwood
                                               Its Vice President

                                            By:
                                            Its

                                            AMSOUTH BANK


                                            By  /s/Stanley A. Herren
                                               Its Vice President

                                            TRUSTMARK NATIONAL BANK


                                            By  /s/Billy Edwards
                                               Its Vice President

                           GUARANTORS' ACKNOWLEDGMENT

         The undersigned, each of which has executed and delivered to the Banks a Guaranty Agreement dated as of July 31, 1996 (the "Guaranty Agreement"), hereby acknowledges the amendment of the Credit Agreement as set forth above and agrees that all of the Company's indebtedness, obligations and liabilities to the Banks and the Agent under the Credit Agreement and the Notes as amended by the foregoing Amendment shall continue to be entitled to the benefits of said Guaranty Agreement. The undersigned further agree that the Acknowledgment or consent of the undersigned to any further amendments of the Credit Agreement shall not be required as a result of this Acknowledgment having been obtained, except to the extent, if any, required by the Guaranty Agreement.


Dated as of July 29, 2002.


                                   SANDERSON FARMS, INC. (FOODS DIVISION)


                                   By /s/D. Michael Cockrell
                                   Its Treasurer & CFO

                                   SANDERSON FARMS, INC. (PRODUCTION DIVISION)


                                   By /s/D. Michael Cockrell
                                   Its Treasurer & CFO

                                   SANDERSON FARMS, INC. (PROCESSING DIVISION)


                                   By /s/D. Michael Cockrell
                                   Its Treasurer & CFO

                                    EXHIBIT A

                           FORM OF OPINION OF COUNSEL

                                    EXHIBIT B


                              SANDERSON FARMS, INC.
                              REVOLVING CREDIT NOTE

                                  July 29, 2002

         FOR VALUE RECEIVED, the undersigned, SANDERSON FARMS, INC., a Mississippi corporation (the "Company") promises to pay to the order of _________________________ (the "Lender") on the Revolving Credit Termination Date (as defined in the Credit Agreement referred to below) at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of ____________________________________________ or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Company under the Revolving Credit provided for under the Credit Agreement hereinafter mentioned and remaining unpaid on the Revolving Credit Termination Date together with interest on the principal amount of each Revolving Credit Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in said Credit Agreement.

         The Lender shall record on its books or records or on the schedule to this Note which is a part hereof the principal amount of each Revolving Credit Loan made under the Revolving Credit, all payments of principal and interest and the principal balances from time to time outstanding; provided that prior to the transfer of this Note all such amounts shall be recorded on the schedule attached to this Note. The record thereof, whether shown on such books or records or on the schedule to this Note, shall be prima facie evidence as to all such amounts; provided, however, that the failure of the Lender to record, or any mistake in recording, any of the foregoing shall not limit or otherwise affect the obligation of the Company to repay all Revolving Credit Loans made under the Revolving Credit, together with accrued interest thereon.

         This Note is one of the Revolving Notes referred to in and issued under that certain Credit Agreement dated as of July 31, 1996, as amended, among the Company, Harris Trust and Savings Bank, as Agent, and the banks named therein, as amended from time to time (the "Credit Agreement"), and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein. Payment of this Note has been guaranteed pursuant to that certain Guaranty Agreement dated as of July 31, 1996 from the Guarantor Subsidiaries to the Banks, to which reference is hereby made for a statement of the terms thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as such terms have in said Credit Agreement.

         Prepayments may be made on any Revolving Credit Loan evidenced hereby and this Note (and the Revolving Credit Loans evidenced hereby) may be declared due prior to the expressed maturity thereof, all in the events, on the terms and in the manner as provided for in said Credit Agreement.

         This Note is issued in substitution and replacement of, and in part evidences indebtedness formerly evidenced by, the Revolving Credit Note dated [July 29, 1999, for Trustmark and April 6, 2001 for AmSouth], of the Company payable to the order of the Lender issued pursuant to the Credit Agreement.

         The Company hereby waives presentment for payment and demand.

         This Note is governed by and shall be construed in accordance with the internal laws of the State of Illinois.

                                 SANDERSON FARMS, INC.


                                 By
                                 Its